UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): July 8, 2009 (July 2, 2009)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                000-16299                13-3054685
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  (State or other jurisdiction     (Commission            (I.R.S. Employer
        of incorporation)          File Number)          Identification No.)

   71 Stevenson St., Suite 400, San Francisco, CA           94105
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      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500



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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ]    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   Entry into a Material Definitive Agreement.

     From July 2 through July 4, 2009, ANTs software inc. (the "Company") entered into agreements with certain promissory note holders (the "Promissory Note Holders"), in which their notes were converted into Series A Preferred Stock as of July 1, 2009. Pursuant to the agreements, the total aggregate amount owed under the notes totaling $8,503,226, plus accrued and unpaid interest through the date of the conversion totaling $425,161 was converted into 8,928,387 shares of Series A Preferred Stock at a price of $1.00 per share.

     In addition to the note conversion, three outstanding warrants dated November 15, 2005, October 18, 2007 and December 18, 2007, for the purchase of an aggregate amount of 3,002,150 shares of Common Stock at a price of $0.80 per share, have been extended for one year. All three warrants now expire on January 31, 2012.


Item 3.02   Unregistered Sales of Equity Securities.


     The Promissory Note Holders qualify as an accredited investor as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the "1933 Act"). The shares of Series A Preferred Stock issued by the Company to the Promissory Note Holders as well as the shares of Common Stock underlying the Series A Preferred Stock have not been registered under the Act. The offer and sale of the shares and the shares underlying the Preferred Stock by the Company to the Promissory Notes Holders is exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTs software inc.


Date:  July 8, 2009              By:     /s/    Joseph Kozak
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                                         Joseph Kozak, President and Chief
                                         Executive Officer


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